1 GALAXY As of March 31, 2026 Q1 · 26 Investor.galaxy.com Exhibit 99.2

2 GALAXY D is cl ai m er This document, and the information contained herein, has been provided to you by Galaxy Digital Inc. and its affiliates (“Galaxy Digital” or “Galaxy”) solely for informational purposes. This document may not be reproduced or redistributed in whole or in part, in any format, without the express written approval of Galaxy Digital. Neither the information, nor any opinion contained in this document, constitutes an offer to buy or sell, or a solicitation of an offer to buy or sell, any advisory services, securities, futures, options or other financial instruments or to participate in any advisory services or trading strategy. Nothing contained in this document constitutes investment, legal or tax advice. You should make your own investigations and evaluations of the information herein. Any decisions based on information contained in this document are the sole responsibility of the reader. Certain statements in this document reflect Galaxy Digital’s views, estimates, opinions or predictions (which may be based on proprietary models and assumptions, including, in particular, Galaxy Digital’s views on the current and future market for certain digital assets), and there is no guarantee that these views, estimates, opinions or predictions are currently accurate or that they will be ultimately realized. To the extent these assumptions or models are not correct or circumstances change, the actual performance may vary substantially from, and be less than, the estimates included herein. None of Galaxy Digital nor any of its affiliates, shareholders, partners, members, directors, officers, management, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information or any other information (whether communicated in written or oral form) transmitted or made available to you. Each of the aforementioned parties expressly disclaims any and all liability relating to or resulting from the use of this information. Certain information contained herein (including financial information) has been obtained from published and non-published sources. Such information has not been independently verified by Galaxy Digital and Galaxy Digital, does not assume responsibility for the accuracy of such information. Affiliates of Galaxy Digital may have owned or may own investments in some of the digital assets, companies and protocols discussed in this document and the inclusion herein is not an endorsement of such asset or company. Except where otherwise indicated, the information in this document is based on matters as they exist as of the date of preparation and not as of any future date and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof. No securities commission or similar regulatory authority in Canada has reviewed the information contained herein or has in any way passed on the merits of the securities of Galaxy Digital or upon the merits of the disclosure record of Galaxy Digital. The information contained herein is not, and under no circumstances is to be construed as, a prospectus, an advertisement or public offering of securities in Canada, nor is there any attempt to induce or cause any person or company to purchase any securities. CAUTION ABOUT FORWARD-LOOKING STATEMENTS Certain statements in these materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PLSRA”), Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “forward-looking information” under Canadian securities laws (collectively, “forward-looking statements”). In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of Galaxy’ Digital’s future financial performance or results, our anticipated growth strategies, anticipated trends in our business, industries in which we operate or future events and circumstances. These statements are only predictions based on Galaxy Digital’s current expectations, estimates, forecasts and projections about future events and trends that may affect the business, results of operations, financial condition and prospects. And as a result, these statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of Galaxy Digital and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. For a further discussion of these risks, uncertainties and assumptions, please see the section titled “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in its filings with the SEC, including without limitation, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 and available on the SEC’s website at www.sec.gov. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to applicable law Galaxy Digital disclaims any obligation or undertaking to update any forward-looking statements in these materials to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based. ©Copyright Galaxy Digital 2026 All rights reserved. ®Registered Service Mark of Galaxy Digital Holdings LP Galaxy manages a number of funds, including the Galaxy Crypto Index Fund, Galaxy Ethereum Fund, the Galaxy Bitcoin Funds, the Galaxy Liquid Crypto Fund, the Galaxy Venture Fund I, the Galaxy Interactive Family of Funds and the Galaxy Vision Hill Family of Funds (each a “Fund” and together “Galaxy Funds”) which invests in digital assets. The Information is not an offer to buy or sell, nor is it a solicitation of an offer to buy or sell, interests in the Fund or any advisory services or any other security or to participate in any advisory services or trading strategy. If any offer and sale of securities is made, it will be pursuant to a confidential offering memorandum of the Fund (the “Offering Memorandum”). Any decision to make an investment in the Fund should be made after reviewing such Offering Memorandum, conducting such investigations as the investor deems necessary and consulting the investor’s own investment, legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment. The performance of the Fund will vary from the performance of the relevant Index that it tracks. None of the Information has been filed with the SEC, any securities administrator under any state securities laws or any other governmental or self-regulatory authority. No governmental authority has opined on the merits of the offering of any securities by the Fund or Galaxy, or the adequacy of the information contained herein. Any representation to the contrary is a criminal offense in the United States. Investing in the Funds and digital assets involves a substantial degree of risk. There can be no assurance that the investment objectives of the Fund will be achieved. Any investment in the Fund may result in a loss of the entire amount invested. Investment losses may occur, and investors could lose some or all of their investment. Neither historical returns nor economic, market or other performance is an indication of future results. MARKET AND INDUSTRY DATA This presentation includes industry and market data that Galaxy obtained from various periodic industry publications, third-party studies and surveys, as well as from filings of public companies in Galaxy’s industry and internal company surveys. These sources include government and industry sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Certain data and information are based on management estimates, which have been derived from third-party sources, as well as data from our internal research, and are based on certain assumptions that we believe to be reasonable. This information involves a number of assumptions and limitations that we believe to be reasonable based on such data and other similar sources and on our knowledge of, and our experience to date in, the markets in which we operate. Although Galaxy believes the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data are subject to change and could be inaccurate because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Accordingly, you are cautioned not to give undue weight to such market and industry data or any other such estimates.

3 GALAXY

Galaxy is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in finance and AI

Complementary offerings across two main operating businesses:

Digital Assets

Serving the digital asset ecosystem end-to-end with integrated digital asset trading, lending, brokerage, investment banking, asset management and blockchain infrastructure.

Data Centers

Developing world-class, high-performance computing infrastructure designed to meet the growing demand for large-scale, power-ready facilities.

Publicly Listed
Since 2018 (NASDAQ: GLXY)[1]

8+ Years
Operating Track Record

700+
Employees Across 3 Continents[2]

$10B
Market Cap as of April 27, 2026

$9B
Assets on Platform[3]

Note: Throughout this document, all figures as of March 31, 2026, unless otherwise noted.
(1) Listed on the Toronto Stock Exchange from 2018 – 2026 and on Nasdaq since May 2025.
(2) Inclusive of offices in New York, Texas, Israel, London, Chicago, Hong Kong, Bahamas, and San Francisco.
(3) Represents Galaxy Asset Management AUM and the total notional value of assets bonded and staked to Galaxy validators, based on prices as of March 31, 2025. Consists of $5.0B Assets Under Management, $3.2B Assets Under Stake and $551M of assets managed by a commodity pool operator within Galaxy's Global Markets division. Of this total, $1.1B is included in both Assets Under Management and Assets Under Stake, and $485M is included in both assets under stake and the commodity pool operator. Each asset included in these figures generates its own distinct fee stream. Changes in AUM are generally the result of performance, contributions, withdrawals, and acquisitions. Preliminary AUM associated with GVH Multi-Strategy FOF LP is based on management's most recent estimate. AUM for committed capital closed-end vehicles that have completed their investment period is reported as NAV plus unfunded commitment. AUM for quarterly close vehicles is reported as of the most recent quarter available for the applicable period. AUM for affiliated separately managed accounts is reported as NAV as of the most recently available estimate for the applicable period.

4 GALAXY Galaxy Leadership Team Erin Brown Chief Operating Officer Andrew Taubman Deputy Chief Operations Officer Chris Ferraro President & CIO Mike Novogratz Founder & CEO Tony Paquette Chief Financial Officer Michael Ashe Chief Strategy Officer Tom Harrop Chief Risk Officer A deep bench of experts across capital markets, asset management, digital assets, technology, and the development and operation of mission -critical data center infrastructure. Rob Cornish Chief Technology Officer Matt Friedrich Chief Legal Officer Jason Urban Co -Head of Digital Assets Brian Wright Co -Head of Data Centers Steve Kurz Co -Head of Digital Assets Leinee Hornbeck Chief People Officer Austin Storms Co -Head of Data Centers

5 GALAXY Our Opportunity

6 GALAXY

Digital Assets | Early Innings of a Massive Opportunity

The Onchain Opportunity Across Capital Markets is Significant


Value of Global Assets
Over $700 trillion in assets could be tokenized as blockchain technology reshapes traditional markets
$2T
$3T
$33T
$101T
$145T
$148T
$393T
Bitcoin[1]
Global Crypto Market Cap[1]
Gold[2]
M2[3]
Global Bonds[4]
Global Equities[5]
Real Estate[6]

(1) Source: CoinGecko. Market data as of 04/24/2026.
(2) Source: FactSet & World Gold Council. Market data as of 4/24/2026.
(3) Source: MacroMicro. Represents Global M2 Money Supply of Major Central Banks as of April 2026.
(4) Source: World Federation of Exchanges as of December 2025.
(5) Source: SIFMA. Data represents full year 2024.
(6) Source: Savills. Data as of 2024.

Blockchain: The Foundation of Modern Financial Markets

Digital assets are evolving from a standalone asset class into foundational financial infrastructure, reshaping how value is issued, traded, settled, and stored across markets.

Upgrading the Financial Stack

Digital asset technology is being adopted as a new operating layer for financial markets – upgrading legacy systems for trading, settlement, financing, and custody with real-time, programmable infrastructure.

Bridging Innovation and Tradition

Large financial institutions are driving adoption by integrating digital rails into existing workflows, regulatory frameworks, and balance sheets - modernizing markets from the inside out rather than creating parallel systems.

Infrastructure Reaches Scale

Core market plumbing - electronic trading, financing, risk management, and settlement – is converging across on- and off-chain environments, following the same multi-decade evolution seen in ETFs, derivatives, and electronic markets.

7 GALAXY

Data Centers | Early Innings of a Massive Opportunity

Global Demand for Data Center Capacity Expected Nearly Triple by 2030

Global Data Center Demand


167% Growth
219 GW
82 GW
2025
2030

Investment Momentum Expected to Accelerate as Demand Grows

Global Annual Data Center IT CapEx[1]


19% CAGR
$1.7T
$0.7T
2025
2026
2027
2028
2029
2030

Global data center capex expected to approach **$1 trillion** in 2026 as demand broadens beyond top hyperscalers

Helios Positioned to Succeed in a Supply-Constrained Market

- The U.S. faces a projected 80+ GW supply shortfall by 2030
- Meeting this demand requires building 2x the capacity built in the past 24 years – in under 5 years
- Rare opportunity for fast, large-scale infrastructure deployment

Helios Load Capacity Ramp-Up


4x Expansion Potential of Leased Load Capacity
3.4 GW
+1,800 MW Understudy
1,630 MW
+830 MW Uncontracted
800 MW
Leased Capacity
Approved Capacity
With Additional Load Capacity Under Study

Source: McKinsey, Dell'Oro Group.
(1) Includes Cloud, Colocation, Telco and Enterprise.

8 GALAXY Digital Assets Serving the digital asset ecosystem end -to-end. Global Markets Asset Management & Infrastructure Solutions

9 GALAXY

Global Markets

Integrated global markets platform delivering principal liquidity, derivatives, lending, electronic trading, onchain capabilities, and investment banking services.

001
Principal Liquidity
Access to a deep network of exchanges and market makers

002
Derivatives
Speculate, diversify, and hedge risk

003
Lending & Structured Products
Leverage digital assets securely with a regulated lending institution

- ✓ Margin lending
- ✓ Leverage
- ✓ Collar Loans
- ✓ Hedging Solutions
- ✓ Treasury Management
- ✓ Instant Liquidity
- ✓ Miner Financing
- ✓ CLOs

004
US Securities Broker-Dealer
FINRA approval to operate as broker

005
Electronic Trading
Seamless electronic access to digital asset markets via API or GUI

006
Onchain Capabilities
Integrated block building and propagation infrastructure with seamless CeFi–DeFi capabilities

007
Investment Banking
M&A advisory, equity & debt capital markets

1,691
Total Trading Counterparties

$1.4B
Average Loan Book Size[1]

100+
Unique Crypto Assets Supported

OTC | Electronic Trading | Spot | Prime Services | Market Commentary | Mergers & Acquisitions | Advisory

Lending | Borrowing | Derivatives | Structured Products | Liquidity Services | DeFi | Capital Raising

Note: All financial figures in this overview are in US Dollars, unless otherwise stated. All figures as of March 31, 2026. Securities products and services are offered by Galaxy Digital Partners LLC, a member of FINRA and SIPC.
(1) For the period December 31, 2025 through March 31, 2026. Represents the average market value of all open loans, excluding uncommitted credit facilities.

10 GALAXY

Global Markets | Asset Management & Infrastructure Solutions

Asset Management & Infrastructure Solutions

Asset Management

High-conviction investing across public and private markets in digital assets, blockchain technology, and emerging technology

001
Alternatives

Venture capital, hedge fund, and liquid token strategies, offering broad exposure to high-growth opportunities across the ecosystem

002
Global ETFs / ETPs

Passive and active investment solutions via partnerships with leading institutions

KEY PARTNERSHIPS[1]

STATE STREET GLOBAL ADVISORS, Invesco, CI GLOBAL ASSET MANAGEMENT, Itaú Asset, DWS, Bloomberg, Morgan Stanley, VettaFi, Alerian, CAIS

003
Crypto Services

- Index Construction
- Treasury Mandates
- Opportunistic Investments
- SPVs/Co-Invests

COMBINED AUM & AUS[2]

$8B


Alternatives
$2.8B
ETFs / ETPs
$2.2B
Staked Assets
$3.2B

Infrastructure Solutions

Institutional-grade staking and custody solutions, built for customization and security

001
Staking

Institutional staking platform offering secure validator operations, liquid staking, and integrated reporting, supporting large-scale ETF and asset manager participation.

002
Tokenization

End-to-end tokenization platform enabling issuance, management, and distribution of onchain money market funds, structured products/CLOs, and equities.

003
Wallet Infrastructure

Enterprise-grade digital asset custody and security solution delivering MPC-based key management, hardened vaults, and a tokenization engine.

PLATFORM INTEGRATIONS

anchorage digital, BitGo, coinbase, Fireblocks, zodia CUSTODY

Note: Data as of March 31, 2026, unless otherwise noted. All third-party company product and service names in this presentation are for identification purposes only. The product names, logos, and brands are the property of their respective owners. Use of these names, logos, and brands does not imply endorsement.

(1) Inclusive of global partner ETFs/ETPs offered in North America, South America, and Europe and includes private, passive funds which are a different wrapper for similar products Galaxy Asset Management also offers in an ETF structure.

(2) Consists of $5.0B Assets Under Management and $3.2B Assets Under Stake Of this total, $1.1B is included in both Assets Under Management and Assets Under Stake Each asset included in these figures generates its own distinct fee stream.

11 GALAXY

galaxyone Launched in October 2025

GalaxyOne

GalaxyOne brings institutional-quality financial products and services to U.S. individual investors in a unified digital experience

INITIAL PRODUCT OFFERINGS

001
Galaxy Premium Yield
Initially offering 8.00% yield on cash for U.S. accredited investors at the inception of the product. Guaranteed by Galaxy Digital Holdings LP, an affiliate of Galaxy Digital Inc.[1]

002
GalaxyOne Cash
FDIC-insured high-yield cash account with banking services provided by Cross River Bank, Member FDIC, with option to auto-reinvest monthly interest into crypto[2]

003
GalaxyOne Crypto
Supporting trading and transfers of select crypto (BTC, ETH, SOL, PAXG)[3]

004
GalaxyOne Brokerage
U.S. commission-free equities trading and retirement accounts[4]

005
GalaxyOne Staking
Stake solana on GalaxyOne powered by Galaxy's institutional-grade infrastructure, one of the largest global Solana validator operations

- ✓ Open an account in under 5 minutes with in-app verification for U.S. accredited investor status as soon as the same business day
- ✓ Seamlessly manage cash, trading, transfers, and yield in one integrated platform
- ✓ Auto-reinvest interest into BTC, ETH, SOL, or PAXG for easy dollar-cost average investing
- ✓ Connect with U.S.-based client support via app, email, or phone
- ✓ Gain access to future products in trading, lending, staking, and asset management
- ✓ Leverage Galaxy's institutional expertise, operational rigor, and disciplined risk management


Hi, Melanie
$312,800.65


galaxyone
Hi, Mike
$312,800.65
$23,448.23
$89,352.42
$50,000.00
$150,000.00
My Top Movers

(1) Galaxy Premium Yield is an investment product and is not a bank deposit or other obligation of, or guaranteed by, any bank. It is not insured by the FDIC or any other governmental agency. The note is unsecured, and investors may lose some or all of their principal. Past performance is not indicative of future results. Interest earned is taxable as ordinary income; please consult your tax advisor regarding your individual tax circumstances. Galaxy Premium Yield Investment Note to be offered and sold has not been registered under the Securities Act of 1933, as amended, or states securities laws and may not be offered or sold absent registration with the SEC or an applicable exemption from the registration requirements. This shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Galaxy Premium Yield Investment Note in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state. An accredited investor, as defined by the U.S. Securities and Exchange Commission (SEC) under Rule 501 of Regulation D, includes an individual permitted to invest in certain private securities offerings not registered with the SEC. This status is based on income or net worth.

(2) GalaxyOne Cash account deposits held at Cross River Bank, Member FDIC. Insured up to $250,000. Debit Card issued by Cross River Bank, Member FDIC. APY is variable and may change at any time before or after account opening.

(3) Digital assets are highly volatile, not legal tender, and not backed by any government. Investments in crypto assets involve significant risk, including the potential loss of all principal. Digital assets available on GalaxyOne are held in custodial wallets with Paxos Trust Company, a New York State-chartered trust company regulated by the New York Department of Financial Services. These assets are not insured by the FDIC or SIPC.

(4) GalaxyOne Brokerage accounts are introduced by FIN2, LLC and offered through DriveWealth, LLC, a registered broker-dealer and member FINRA/SIPC. Securities products are not FDIC insured, not bank guaranteed, and may lose value. Commission-free trading refers to $0 commissions for self-directed individual cash brokerage accounts on U.S.-listed equities and ETFs. Other fees and charges (including regulatory fees, foreign transaction fees, and wire transfer fees) may apply. Fractional share trading is available for certain eligible securities; not all securities are available for fractional trading.

12 GALAXY Treasury & Corporate Net Digital Asset and Investment Exposure (1) Includes spot BTC, BTC derivatives, short and other hedge positions, associated tokens such as wrapped BTC, and interests in investment vehicles designed to hold BTC. (2) Includes spot SOL, SOL derivatives, short and other hedge positions, associated tokens such as wrapped SOL, and interests in investment vehicles designed to hold SOL, including Galaxy’s investment in Forward Industries. (3) Includes spot ETH, ETH derivatives, short and other hedge positions, associated tokens such as wrapped ETH, and interests in investment vehicles designed to hold ETH. (4) Represents spot and interests in investment vehicles that provide exposure to other digital assets. (5) Includes publicly traded securities, including those subject to a short-term lock-up. Venture & Fund Investments $650M Other Token Exposure $134M 4 Other Liquid Investments $45M 5 Ether $42M 3 Solana $61M 2 Bitcoin $431M 1 The Company’s Treasury & Corporate segment maintains exposure to the digital asset ecosystem through a diversified allocation across spot positions, derivatives, ETFs, equities, venture investments, private equity holdings and fund investments. The below pie chart is representative of the Treasury & Corporate segment’s net digital asset and investment exposure as of March 31, 2026.

13 GALAXY Data Centers Developing infrastructure for an AI -enabled future. Data Centers High-Performance Computing Infrastructure

14 GALAXY Galaxy is positioned to be a leader in developing and operating high-performance computing infrastructure ▪ Galaxy • Galaxy Slides Master Overhaul Total Leased Capacity 800 MW The Helios Data Center Campus is Galaxy’s flagship facility that, at 1.6GW of approved grid capacity, is projected to be the largest known 100% front-of-the-meter data center campus. It is located in Dickens County, West Texas, approximately 60 miles from Lubbock. Helios Data Center Campus 1,630 MW Total Approved Power Capacity 1,500+ Acres Campus Acreage Note: Campus acreage represents contiguous land under Galaxy’s direct control. 3,400+ MW Total Potential Power Capacity Galaxy’s Helios Data Center campus, April 2026.

15 GALAXY

AI and HPC Infrastructure

CoreWeave has leased 526 MW of critical IT capacity for a period of 15 years, generating anticipated average annual revenue of over $1B for the combined three phases.

In April 2026, Galaxy successfully delivered the first data hall to CoreWeave at the Helios data center campus, marking the transition from construction to revenue-generating operations under the Phase I lease agreement.

Contracted Capacity

Phase I
133 MW Contracted Critical IT Load[1]

Phase II
260 MW Contracted Critical IT Load[1]

Phase III
133 MW Contracted Critical IT Load[1]

Phase I + II + III

800 MW Gross Power Capacity	526 MW Critical IT Load[1]	15 Years Contract Term[2]
Q2 2026 Rent Commencement Date	$1B+ Anticipated Average Annual Revenue for Combined Phases[3]	90% Anticipated Average Lease-Level EBITDA Margins[3]

830 MW

Uncontracted Approved Capacity

On January 15, 2026 Galaxy announced the completion of ERCOT Interconnection Studies and the approval for additional 830 MW at Helios.

This more than doubles the total approved power capacity to over 1.6 gigawatts.

Galaxy is actively identifying a leasing partner for the uncontracted capacity.

(1) Approximately 200 MW of gross power capacity for Phase I, approximately 400 MW of gross power capacity for Phase II, and approximately 200 MW of gross power capacity for Phase III.
(2) Beyond the 15-year initial contract term, CoreWeave has the option to exercise two 5-year extensions.
(3) Anticipated results for agreement with CoreWeave at the Helios site once fully operational. Based on contractual terms, internal estimates for capital expenditures, and reflects anticipated average annual revenue across the full 526MW of contracted critical IT load over the lease term. Anticipated Average Annual Revenue over the 15-year term includes the impact of annual escalators. Actual results may differ materially due to business, economic and competitive uncertainties and contingencies, which are beyond the control of the Company and its management and subject to change.

16 GALAXY

Helios Construction Update as of April 2026


6
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7
1
3
2
4
4
4
5

1. Galaxy's 345 kV substation

Our privately owned 345 kV grid connected substation at the Helios campus supporting up to 900 MW of transformer capacity across various phases of the project.

2. Chiller Yard

Specialized chiller systems provide temperature-controlled water to direct-liquid-cooling systems in support of both AI workloads and air-cooled portions of the data center building for temperature/humidity control.

3. Data Center Building

Secure, purpose-built facility spanning over 125,000 sq ft in support of AI infrastructure (GPU servers, storage, network, etc.) and the mechanical/electrical galleries to support high-density AI infrastructure and workloads.

4. Electrical Yards

The electrical yards supporting the chiller yard and data center building contain critical pre-fabricated electrical infrastructure and emergency backup generation equipment for powering the most advanced AI infrastructure and the systems that support them.

5. Water Facilities

Expansion of Galaxy's on-site groundwater facilities that provide raw groundwater, water treatment facilities for campus water needs, and wastewater treatment.

6. Pitchfork and Cottonwood 345kV substations

Owned by Wind Energy Transmission of Texas (WETT), the substations are an integral part of the Competitive Renewable Energy Zone (CREZ) initiative to carry wind power from West Texas to load centers, like Helios

7. Helios Campus Footprint

The Helios campus consists of over 1,500 acres of contiguous land under Galaxy's control for future expansion and construction of data center buildings.